                                                                                                        EXHIBIT 1.2

                                              UNDERWRITING AGREEMENT
                                               (Asset-Backed Notes)

                                                                                                 New York, New York
                                                                                                     _____ __, 200_
[Lead Underwriter’s name and address]

Ladies and Gentlemen:

SECTION 1.        Introduction.  Wachovia  Asset Funding  Trust,  LLC, a Delaware  limited  liability  company (the
“Company”),  proposes  to sell to the  Underwriters  named  on  Schedule  I  hereto  (the  “Underwriters”)  through
__________,  as representative of the Underwriters (the  “Representative”),  $_______ principal amount of its Class
__  Asset-Backed  Notes  identified in Schedule I hereto (the “Offered  Notes”)  having the aggregate  initial Note
Balance  set forth in  Schedule I (subject  to an upward or  downward  variance,  not to exceed __%, of the precise initial Note Balance  within such range to be  determined by the Company in its sole  discretion).  As of the close of business on the date specified in Schedule I as the cut-off date (the “Cut-Off  Date”),  the Mortgage Loans will have the aggregate  principal  balance set forth in Schedule I. This  Underwriting  Agreement shall  hereinafter be referred to as the  “Agreement.”  The Offered Notes are to be issued  pursuant to an  Indenture,  dated as of _____
__, 200_ (the  “Indenture”),  among Wachovia Asset Funding Trust,  LLC [_____] Trust (the “Issuer” or the “Trust”),
__________,  as indenture  trustee (the “Indenture  Trustee”) and __________,  as paying agent (the “Paying Agent”)
and  secured  by the  assets  of the  Issuer  consisting  primarily  of a pool of  fixed-rate  and  adjustable-rate one-to-four-family  residential  mortgage loans,  as described in Schedule I (the “Mortgage  Loans”) to be acquired by the Company  pursuant to a mortgage loan purchase  agreement  (the “Mortgage  Loan Purchase  Agreement”),  dated
_____ __, 200_,  between the Company and __________ (the  “Seller”).  The Mortgage Loans will be transferred by the
Depositor  to the Issuer  pursuant  to the Trust  Agreement,  dated as of _____ __,  200_ (the  “Trust  Agreement”)
between the Depositor and  Wilmington  Trust  Company as Owner  Trustee (the “Owner  Trustee”).  [The Offered Notes
will be subject to a yield  maintenance  agreement,  dated as of _____ __, 200_,  between the Owner Trustee and the
Yield  Maintenance  Provider  (the  “Yield  Maintenance  Agreement”).]  The  Offered  Notes  will be  issued in the
denominations  specified  in  Schedule  I.  The  Indenture,  this  Agreement,  the  Trust  Agreement[,   the  Yield
Maintenance  Agreement] and the Mortgage Loan Purchase Agreement are collectively referred to herein as the “Basic
Documents.”

         Capitalized  terms used herein that are not otherwise  defined herein have the meanings  assigned  thereto in the Indenture.

SECTION 2.        Representations  and  Warranties of the Company.  (A) The Company  represents and warrants to the
Underwriters as follows:

(a)      The Company meets the  requirements  for use of Form S-3 under the Securities Act of 1933, as amended (the
“Act”), and has filed with the Securities and Exchange  Commission (the  “Commission”) a registration  statement on such Form (the file  number of which is set forth in  Schedule  I  hereto),  which has  become  effective,  for the registration  under the Act of the  Offered  Notes.  Such  registration  statement,  as amended to the date of this
Agreement,  meets the  requirements  set forth in  Rule 415(a)(1)  under the Act and complies in all other material respects with said Rule.  The Company  proposes to file with the  Commission  pursuant to Rule 424  under the Act a supplement  to the form of prospectus  included in such  registration  statement  relating to the Offered Notes and the  plan of  distribution  thereof  and  has  previously  advised  the  Underwriters  of all  further  information
(financial  and  other)  with  respect  to the  Company  to be set  forth  therein.  Such  registration  statement, including the exhibits thereto, as amended to the date of this Agreement,  is hereinafter called the “Registration
Statement”;  such prospectus in the form in which it appears in the  Registration  Statement is hereinafter  called the “Base  Prospectus”;  and such  supplement to the Base  Prospectus,  in the form in which it shall be filed with the Commission pursuant to Rule 424, is hereinafter called the “Prospectus  Supplement” and,  collectively with the
Base Prospectus,  the  “Prospectus.”  Any reference herein to the  Registration  Statement,  the Base Prospectus or
the Prospectus  shall be deemed to refer to and include the documents  incorporated by reference  therein  pursuant to Item 12 of Form S-3 which were filed under the  Securities  Exchange  Act of 1934,  as amended  (the  “Exchange
Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus,  as the case may be; and any  reference  herein to the terms  “amend,”  “amendment”  or  “supplement”  with  respect to the
Registration  Statement,  the Base Prospectus or the Prospectus  shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this  Agreement,  or the issue date of the Base Prospectus or the Prospectus,  as the case may be, and deemed to be incorporated  therein by reference.  Any preliminary  form of the  Prospectus  Supplement  to be filed  pursuant to Rule 424(b) is referred to as a  “Preliminary  Prospectus
Supplement”  and,  together  with the Base  Prospectus,  and as amended or  supplemented  if the Company shall have furnished any amendments or supplements thereto, a “Preliminary Prospectus.”

(b)      As of the date  hereof,  when the  Prospectus  is first filed  pursuant  to Rule 424 under the Act,  when, prior to the Closing Date (as hereinafter defined),  any amendment to the Registration  Statement becomes effective
(including  the  filing  of any  document  incorporated  by  reference  in the  Registration  Statement),  when any supplement  to the  Prospectus  is  filed  with  the  Commission  and at the  Closing  Date,  (i) the  Registration
Statement,  as amended as of any such time, and the  Prospectus,  as amended or  supplemented  as of any such time, will comply in all material  respects  with the Act and the  respective  rules  thereunder,  (ii) the  Registration
Statement,  as amended as of any such time,  will not contain any untrue  statement  of a material  fact or omit to state any material  fact  required to be stated  therein or necessary in order to make the  statements  therein not misleading,  (iii) the  Prospectus,  as amended or  supplemented  as of any such time,  will not contain any untrue statement  of a material  fact or omit to state any  material  fact  required to be stated  therein or necessary in order to make the statements  therein,  in light of the  circumstances  under which they were made, not misleading,
(iv) the Approved Offering  Materials (as hereinafter  defined) as of the date of the Approved  Offering  Materials did not and as of the Closing Date will not,  contain any untrue  statement of a material fact or omit to state any material fact required to be stated  therein or necessary in order to make the statements  therein not  misleading,
(v) each Issuer Free Writing  Prospectus (as hereinafter  defined),  as amended or supplemented as of any such time prior to the date of the related  Prospectus  Supplement,  will not contain any untrue statement of a material fact or omit to state any material  fact  required to be stated  therein or  necessary  in order to make the  statements therein,  in light of the  circumstances  under which they were made, not misleading;  and (vi) the Base Prospectus as of the date of the related  Prospectus  Supplement,  will not contain any untrue statement of a material fact or omit to state any  material  fact  required  to be stated  therein  or  necessary  in order to make the  statements therein,  in light of the circumstances  under which they were made, not misleading;  provided,  however,  that the
Company  makes no  representations  or  warranties  as to (A) the  information  contained  in or  omitted  from the
Registration  Statement or the  Prospectus or any amendment  thereof or supplement  thereto in reliance upon and in conformity with information  furnished in writing to the Company by or on behalf of the  Underwriters  specifically for use in  connection  with the  preparation  of the  Registration  Statement or the  Prospectus,  (B) the Current
Report (as defined in Section  5(b)  below),  or any  amendment  thereof or  supplement  thereto,  incorporated  by reference in the Registration  Statement or the Prospectus (or any amendment thereof or supplement  thereto) or (C)
any information  contained in any Underwriter  Prepared  Issuer FWP (as  hereinafter  defined) or Underwriter  Free
Writing Prospectus (as hereinafter  defined),  except, in each case, to the extent of (x) any information set forth therein that  constitutes  Pool Information (as hereinafter  defined) or (y) any information  accurately  extracted from any Issuer Free Writing  Prospectus and included in any Underwriter  Prepared  Issuer FWP or Underwriter  Free
Writing Prospectus.

                           (i)      “ABS  Informational and  Computational  Materials” shall have the meaning given such term in Item 1101 of Regulation AB.

                           (ii)     “Approved Offering Materials” means the Preliminary Prospectus.

                           (iii)    “Contract  of  Sale”  has the  same  meaning  as in Rule  159 of the  1933  Act
Regulations and all Commission guidance relating to Rule 159.

                           (iv)     “Free Writing  Prospectus”  shall have the meaning given such term in Rules 405 and 433 of the 1933 Act Regulations.

                           (v)      “Issuer  Free  Writing  Prospectus”  shall  mean  any Free  Writing  Prospectus prepared by or on behalf of the Company and  identified  by the Company as an Issuer Free  Writing  Prospectus  and
relating to the Notes or the offering thereof.

                           (vi)     “Issuer  Information”  shall  mean any  information  of the type  specified  in clauses (1) - (5) of footnote 271 of  Commission  Release No.  33-8591  (Securities  Offering  Reform),  other than
Underwriter  Derived  Information.  Consistent with such definition,  “Issuer  Information”  shall not be deemed to include any  information  in a Free Writing  Prospectus  solely by reason of the Company’s  review of the materials pursuant to Section 4.4(e) below and,  consistent with Securities  Offering Reform Questions and Answers,  November
30,  2005  promulgated  by the staff of the  Commission,  “Issuer  Information”  shall not be deemed to include any information  in a Free Writing  Prospectus  solely by reason that the  Underwriter  has agreed not to use such Free
Writing Prospectus without consent of the Company.

                           (vii)    “Permitted  Additional  Materials”  shall  mean  information  that  is not  ABS
Informational  and  Computational  Materials  and (x) that are referred to in Section  4.4(c) so long as any Issuer
Information  provided by the Underwriter  pursuant to Section 4.4(c) is limited to information  included within the definition of ABS  Informational  and  Computational  Materials,  (y) that constitute Note price,  yield,  weighted average life,  subscription or allocation  information,  or a trade confirmation,  or (z) otherwise with respect to which the Company has provided written consent to the Underwriter to include in a Free Writing Prospectus.

                           (viii)   “Pool  Information”  means with  respect to any Free  Writing  Prospectus,  the information with respect to the  characteristics  of the Mortgage Loans and  administrative  and servicing fees, as provided  by or on behalf  of the  Company  to the  Underwriter  at the time  most  recent to the date of such Free
Writing Prospectus.

                           (ix)     “Underwriter  Derived  Information”  shall  refer  to  information  of the type described  in clause (5) of footnote  271 of  Commission  Release No.  33-8591  (Securities  Offering  Reform) when prepared  by the  Underwriter,  including  traditional  computational  and  analytical  materials  prepared  by the
Underwriter.

                           (x)      “Underwriter Free Writing Prospectus” shall mean all Free Writing  Prospectuses prepared  by or on behalf of the  Underwriter  other  than any  Underwriter  Prepared  Issuer  FWP,  including  any
Permitted Additional Materials.

                           (xi)     “Underwriter  Prepared  Issuer  FWP”  shall  mean any Free  Writing  Prospectus prepared by or on behalf of the  Underwriter  that  contains  any Issuer  Information,  including  any Free Writing
Prospectus or portion thereof  prepared by or on behalf of the Underwriter  that contains only a description of the final terms of the Notes or of the offering of the Notes.

                           (xii)    “Written  Communication”  shall have the meaning given such term in Rule 405 of the 1933 Act Regulations.

(c)      The Company has been duly formed and is validly  existing as a limited  liability  company  under the laws of the  State of  Delaware  and has all  requisite  power and  authority  to own its  properties  and  conduct  its business,  as now  conducted  by it, and to enter into and perform its  obligations  under this  Agreement  and the other Basic Documents to which it is a party.

(d)      The  Company  is not  aware  of (i) any  request  by the  Commission  for  any  further  amendment  of the
Registration  Statement  or the Base  Prospectus  or for any  additional  information  or (ii) the  issuance by the
Commission of any stop order suspending the effectiveness of the Registration Statement.

(e)      This  Agreement has been duly  authorized,  executed and  delivered by the Company,  and each of the other
Basic  Documents to which the Company is a party,  when delivered by the Company,  will have been duly  authorized, executed and delivered by the Company,  and will  constitute a legal,  valid and binding  agreement of the Company, enforceable  against the Company in accordance  with its terms,  subject,  as to the  enforcement  of remedies,  to applicable bankruptcy, insolvency,  reorganization,  moratorium, receivership and similar laws affecting creditors’
rights  generally and to general  principles of equity  (regardless of whether the  enforcement of such remedies is considered in a proceeding in equity or at law), and except as rights to indemnity and  contribution  hereunder may be limited by federal or state securities laws or principles of public policy.

         (B)      Each Underwriter represents and warrants to, and agrees with, the Company that:

                  (a)      As of the date hereof and as of the Closing  Date,  the  Underwriter  has complied  with all of its obligations  hereunder and all information  contained in any Underwriter Free Writing  Prospectus and in any  Underwriter  Prepared  Issuer FWP as used in connection with any Contract of Sale are accurate in all material respects  (taking into account the  assumptions  explicitly set forth in such  Underwriter  Prepared  Issuer FWP or
Underwriter Free Writing  Prospectus),  except to the extent of (x) any errors therein that are caused by errors or omissions in the Pool Information or (y) information  accurately  extracted from any Issuer Free Writing Prospectus and included in any Underwriter Prepared Issuer FWP or Underwriter Free Writing Prospectus.

                  (b)      Prior to the Closing Date,  the  Underwriter  shall notify the Company of the earlier of
(x) the date on which the  Prospectus  Supplement  is first used and (y) the time of the first  Contract of Sale to which such Prospectus Supplement relates.

SECTION 3.        Purchase,  Sale and Delivery of Offered Notes.  On the basis of the  representations,  warranties and agreements  herein  contained,  but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters,  and the Underwriters agree to purchase from the Company,  the principal amount of Offered  Notes set forth  opposite each such  Underwriter’s  name on Schedule I hereto.  The purchase  price for the  Offered  Notes is set forth as a  percentage  of the  aggregate  principal  balance  of the  Offered  Notes in
Schedule I hereto.

         The Company will deliver the Offered Notes to the  Representative,  against  payment of the purchase price therefor in same day funds  wired to such bank as may be  designated  by the  Company,  or by such other  manner of payment as may be agreed  upon by the  Company  and the  Underwriters,  at the  offices of  [Orrick,  Herrington  &
Sutcliffe  LLP],  New York,  NY at 10:00 A.M.,  Eastern  time, on _____ __, 200_ or at such other place or time not later than seven full business days thereafter as the  Representative  and the Company  determine,  such time being referred to herein as the “Closing Date.”

         The Offered Notes so to be delivered  will be in such  denominations  and  registered in such names as the
Representative  requests two full business days prior to the Closing Date and will be made  available at the office of ________,  [city],  [state] or, upon the  Representative’s  request,  through the  facilities of The  Depository
Trust Company.

SECTION 4.        Offering by the Underwriters.

(a)      It is understood  that the  Underwriters  propose to offer the Offered Notes subject to this Agreement for sale to the  public  (which may  include  selected  dealers)  on the terms as set forth in the  Prospectus  and the
Underwriters  agree that all such offers and sales by them shall be made in  compliance  with all  applicable  laws and regulations.

(b)      If any  Underwriter  shall  fail to take up and pay for the  amount of the  Offered  Notes  agreed by such
Underwriter to be purchased  under this  Underwriting  Agreement  upon tender of such Notes in accordance  with the terms  hereof,  and the amount of the Offered Notes not  purchased  does not  aggregate  more than 10% of the total amount of the Offered Notes set forth in Schedule I hereto,  the remaining  Underwriters shall be obligated to take up and pay for the Term Notes that the withdrawing or defaulting Underwriters agreed but failed to purchase.

                  This  Underwriting  Agreement shall  terminate if (i) any  Underwriter  shall fail to take up and pay for the amount of the  Offered  Notes  agreed by such  Underwriter  to be  purchased  under  this  Underwriting
Agreement  (such  Underwriter  being a "Defaulting  Underwriter")  upon tender of such Notes in accordance with the terms hereof,  (ii) the amount of the Offered Notes not purchased  aggregates  more than 10% of the total amount of the  Offered  Notes  set  forth in  Schedule  I  hereto,  and  (iii)  arrangements  satisfactory  to the  remaining
Underwriters  and the  Company  for the  purchase  of such  Notes by other  persons  are not made  within  36 hours thereafter.  In the  event  of  any  such  termination,  the  Company  shall  not be  under  any  liability  to any
Underwriter  (except  to the  extent  provided  in  Section 8 hereof)  nor shall  any  Underwriter  (other  than an
Underwriter who shall have failed,  otherwise than for some reason permitted under this Underwriting  Agreement, to purchase  the amount of the  Offered  Notes  which such  Underwriter  agreed to  purchase  hereunder)  be under any liability to the Company  (except to the extent  provided in Section 8 hereof).  Nothing  herein shall be deemed to relieve any  Defaulting  Underwriter  from any  liability  it may have to the Company or any other  Underwriter  by reason of its failure to take up and pay the Offered Notes as agreed to by such Defaulting Underwriter.

                  (c)      It is  understood  that  prior to the date of the first  Contract  of Sale made based on the Approved Offering  Materials,  the Underwriters have not pledged,  sold,  disposed of or otherwise  transferred any Note, Mortgage Loans or any interest in any Note.

                  (d)      It is  understood  that the  Underwriters  will solicit  offers to purchase the Notes as follows:

                           (i)      Prior  to the  time  the  Underwriters  have  received  the  Approved  Offering
Materials the  Underwriters  may, in compliance with the provisions of this  Agreement,  solicit offers to purchase
Notes;  provided,  that the Underwriters  shall not accept any such offer to purchase a Note or any interest in any
Note or Mortgage  Loan or otherwise  enter into any Contract of Sale for any Note,  any interest in any Note or any
Mortgage Loan prior to the Underwriters' conveyance of Approved Offering Materials to the investor.

                           (ii)     Any  Written  Communication  relating  to the Notes made by an  Underwriter  in compliance  with the terms of this  Agreement  prior to the time such  Underwriter  has entered  into a Contract of
Sale for Notes  with the  recipient  shall  prominently  set forth the  following  statements  (or a  substantially similar statements approved by the Company):

                           The  information in this free writing  prospectus,  if conveyed prior to the time of the your  contractual  commitment to purchase any of the Notes,  supersedes any  information contained in any prior  similar  materials  relating to the Notes.  The  information  in this free writing  prospectus  is  preliminary,  and is subject to completion or change.
                           This free  writing  prospectus  is being  delivered  to you solely to  provide  you with information  about  the  offering  of  the  Notes  referred  to  in  this  free  writing prospectus  and to solicit an offer to purchase the Notes,  when, as and if issued.  Any such  offer to  purchase  made by you will not be  accepted  and will not  constitute  a contractual  commitment  by you to  purchase  any of the Notes,  until we have  accepted your offer to purchase Notes.

                           The Notes  referred to in these  materials  are being sold when,  as and if issued.  The issuer  is  not  obligated  to  issue  such  Notes  or  any  similar  security  and  the underwriter’s  obligation  to deliver such Notes is subject to the terms and  conditions of the  underwriting  agreement with the issuer and the availability of such Notes when, as and if issued by the  issuer.  You are advised  that the terms of the Notes,  and the characteristics  of the mortgage  loan pool backing them,  may change (due,  among other things,  to the  possibility  that  mortgage  loans  that  comprise  the pool may become delinquent  or  defaulted  or may be removed or replaced  and that  similar or different mortgage  loans may be added to the pool,  and that one or more  classes of Notes may be split,  combined or  eliminated),  at any time prior to issuance  or  availability  of a final  prospectus.  You  are  advised  that  Notes  may  not be  issued  that  have  the characteristics  described in these  materials.  The  underwriter’s  obligation  to sell such  Notes  to  you  is  conditioned  on  the  mortgage  loans  and  Notes  having  the characteristics  described  in these  materials.  If for any reason the issuer  does not deliver  such Notes,  the  underwriter  will notify you,  and neither the issuer nor any underwriter  will have any  obligation to you to deliver all or any portion of the Notes which you have committed to purchase,  and none of the issuer nor any  underwriter  will be  liable  for  any  costs  or  damages  whatsoever  arising  from or  related  to such non-delivery.

                           (iii)    It is understood that the  Underwriters  will not enter into a Contract of Sale with any investor  until the Approved  Offering  Materials  have been  conveyed to the investor with respect to the
Notes which are the subject of such Contract of Sale.

                  (e)      It is  understood  that you may  prepare and provide to  prospective  investors  certain
Free Writing Prospectuses, subject to the following conditions:

                           (i)      Unless preceded or accompanied by a prospectus  satisfying the  requirements of
Section 10(a) of the Act, the Underwriter  shall not convey or deliver any Written  Communication  to any person in connection with the initial  offering of the Notes,  unless such Written  Communication  (i) is made in reliance on
Rule 134 under the Act, (ii)  constitutes a prospectus  satisfying the  requirements  of Rule 430B under the Act or
(iii)  constitutes  a Free  Writing  Prospectus  (as  defined  in  Section  1(c)  above)  consisting  solely of (x)
information of a type included within the definition of ABS Informational  and Computational  Materials (as defined below),  (y)  Permitted  Additional  Materials  or  (z)  information  accurately  extracted  from  the  Preliminary
Prospectus  any  Issuer  Free  Writing  Prospectus  and  included  in any  Underwriter  Prepared  Issuer FWP or any
Underwriter Free Writing Prospectus.

                           (ii)     The  Underwriter  shall  comply with all  applicable  laws and  regulations  in connection  with the use of Free Writing  Prospectuses,  including but not limited to Rules 164 and 433 of the 1933
Act Regulations and all Commission  guidance  relating to Free Writing  Prospectuses,  including but not limited to
Commission Release No. 33-8591.

                           (iii)    It is understood and agreed that all  information  provided by the  Underwriter to or through  Bloomberg or Intex or similar  entities  for use by  prospective  investors,  or imbedded in any CDI file  provided to  prospective  investors,  or in any email or other  electronic  message  provided to  prospective investors,  to the extent  constituting a Free Writing  Prospectus,  shall be deemed for purposes of this Agreement to be an Underwriter  Free Writing  Prospectus and shall not be subject to the required  consent of the Company set forth in the third sentence in Section  4(e)(v).  In connection  therewith,  the  Underwriter  agrees that it shall not  provide  any  information  constituting  Issuer  Information  through  the  foregoing  media  unless  (i) such information or substantially  similar  information is contained  either in an Issuer Free Writing  Prospectus or in an  Underwriter  Prepared  Issuer FWP in  compliance  with Section  4(e)(v) or (ii) to the extent such  information consists  of the  terms of the  Notes,  the  final  version  of the  terms of the  Notes or  substantially  similar information is contained  either in an Issuer Free Writing  Prospectus or in an Underwriter  Prepared Issuer FWP in
compliance with Section 4(e)(v).

                           (iv)     All Free Writing  Prospectuses  provided to prospective  investors,  whether or not filed with the Commission,  shall bear a legend including the following  statement (or a substantially  similar statement approved by the Company):

                           “THE  DEPOSITOR  HAS  FILED  A  REGISTRATION  STATEMENT  (INCLUDING  A
                           PROSPECTUS) WITH THE SECURITIES AND EXCHANGE  COMMISSION (THE SEC) FOR
                           THE OFFERING TO WHICH THIS COMMUNICATION  RELATES.  BEFORE YOU INVEST,
                           YOU SHOULD READ THE  PROSPECTUS  IN THAT  REGISTRATION  STATEMENT  AND
                           OTHER DOCUMENTS THE       DEPOSITOR  HAS  FILED  WITH THE SEC FOR MORE
                           COMPLETE  INFORMATION  ABOUT THE DEPOSITOR  AND THE OFFERING.  YOU MAY
                           GET THESE  DOCUMENTS  AT NO CHARGE  BY  VISITING  EDGAR ON THE SEC WEB
                           SITE AT WWW.SEC.GOV.  ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR
                           ANY DEALER  PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE
                           PROSPECTUS  AT NO  CHARGE  IF  YOU  REQUEST  IT BY  CALLING  TOLL-FREE
                           1-XXX-XXX-XXXX.”

         Each of the Underwriter  and the Company shall have the right to request  additional  specific  legends or notations to appear on any Free Writing  Prospectus and shall have the right to require  changes  regarding the use of  terminology  and the right to determine  the types of  information  appearing  therein with the approval of the other (which shall not be unreasonably withheld).

                           (v)      The  Underwriter  shall  deliver to the Company and its counsel (in such format as  reasonably  required by the  Company),  prior to the proposed  date of first use  thereof,  (unless such timing requirement  is waived by the Company),  any  Underwriter  Prepared  Issuer FWP (as defined  above).  To facilitate filing to the extent required by Section 5(g) or 5(h), as applicable,  all Underwriter  Derived  Information  shall be set forth in a document  separate  from any  Underwriter  Prepared  Issuer  FWP  including  Issuer  Information.
Consent  to use of any  Underwriter  Prepared  Issuer FWP must be given by the  Company  in  written or  electronic format before the Underwriter  provides the Underwriter  Prepared Issuer FWP to investors  pursuant to the terms of this  Agreement.  Notwithstanding  the  foregoing,  the  Underwriter  shall not be  required  to  deliver or obtain consent to use an Underwriter  Prepared Issuer FWP to the extent that it does not contain  substantive changes from or additions to any  Underwriter  Prepared  Issuer FWP  previously  approved by the Company.  In the event that the
Underwriter  uses any  Underwriter  Prepared  Issuer FWP without  complying with the foregoing  requirements,  that
Underwriter  Prepared  Issuer FWP shall be deemed to be an  Underwriter  Free  Writing  Prospectus  for purposes of
Section 8(a) and 8(b).

                           (vi)     The  Underwriter  shall  provide  the Company  with a letter from  [_________], certified  public  accountants,  prior to the Closing Date,  satisfactory  in form and substance to the Company and its counsel and the Underwriter,  to the effect that such accountants have performed certain specified  procedures, all of which have been agreed to by the  Company and the  Underwriter,  as a result of which they  determined  that certain  information  of an  accounting,  financial  or  statistical  nature that is  included  in any  Underwriter
Prepared  Issuer FWP, other than any Pool  Information  therein and any information  accurately  extracted from any
Issuer Free Writing  Prospectus  and included in such  Underwriter  Prepared  Issuer FWP, is accurate  except as to such matters that are not deemed by the Company and the  Underwriter  to be material.  The  foregoing  letter shall be at the expense of the Underwriter.

                           (vii)    None of the  information  in any Free Writing  Prospectus may conflict with the information  then  contained in the  Registration  Statement or any prospectus or prospectus  supplement  that is a part thereof.

                           (viii)   The  Company   shall  not  be   obligated  to  file  any  Issuer  Free  Writing
Prospectuses  that have been  determined to contain any material error or omission  unless such Issuer Free Writing
Prospectus has been provided to a prospective  investor,  in which case, the  Underwriter  shall cooperate with the
Company to prepare a  corrective  Issuer Free  Writing  Prospectus  that the  Underwriter  will provide to any such prospective  investor and the Company shall file to the extent required  herein.  In the event that the Underwriter becomes  aware  that,  as of the date on which an  investor  entered  into a  Contract  of Sale,  any Free  Writing
Prospectus  prepared  by or on behalf of the  Underwriter  and  delivered  to such  investor  contained  any untrue statement  of a  material  fact or  omitted  to state a material  fact  necessary  in order to make the  statements contained  therein,  in light of the  circumstances  under which they were made, not misleading  (such Free Writing
Prospectus,  a “Defective Free Writing  Prospectus”),  the Underwriter  shall notify the Company thereof as soon as practical but in any event within one business day after discovery.

                           (ix)     If the  Underwriter  does not  provide  any Free  Writing  Prospectuses  to the
Company pursuant to subsection (v) above, the Underwriter  shall be deemed to have  represented,  as of the Closing
Date,  that it did not provide any  prospective  investors with any  information  in written or electronic  form in connection with the offering of the Notes that would constitute an Underwriter Prepared Issuer FWP.

                           (x)      In the event of any delay in the delivery by the  Underwriter to the Company of any  Underwriter  Prepared  Issuer FWP required to be delivered in accordance  with subsection (v) above, or in the delivery of the  accountant’s  comfort letter in respect  thereof  pursuant to subsection  (vi) above,  the Company shall have the right to delay the  release of the  Prospectus  to  investors  or to the  Underwriter,  to delay the
Closing  Date and to take other  appropriate  actions in each case as  necessary  in order to allow the  Company to comply  with its  agreement  set forth in Section  5(a) to file such  Underwriter  Prepared  Issuer FWP by the time specified therein.

                           (xi)     The Underwriter  represents  that it has in place,  and covenants that it shall maintain,  internal  controls  and  procedures  which it  reasonably  believes  to be  sufficient  to  ensure  full compliance with all applicable  legal  requirements of the 1933 Act Regulations  with respect to the generation and use of Free Writing  Prospectuses  in  connection  with the offering of the Notes.  In addition,  each  Underwriter shall, for a period of at least three years after the date hereof,  maintain written and/or  electronic  records of the following:

                                            (1)      any  Free  Writing  Prospectus  used  by  the  Underwriter  to solicit offers to purchase Notes to the extent not filed with the Commission;

                                            (2)      regarding  each  Free  Writing  Prospectus  delivered  by  the
                  Underwriter to an investor, the date of such delivery and identity of such investor; and

                                            (3)      regarding   each   Contract  of  Sale  entered  into  by  such
                  Underwriter,  the date,  identity of the investor and the terms of such  Contract of Sale, as set forth in the related confirmation of trade.

                           (xii)    The Underwriter  covenants with the Company that after the final  Prospectus is available the  Underwriter  shall not  distribute  any written  information  concerning  the Notes to a prospective investor unless such  information is preceded or accompanied by the final  Prospectus.  It is understood and agreed that the use of written  information  in accordance  with the preceding  sentence is not a Free Writing  Prospectus and is not otherwise restricted or governed in any way by this Agreement.

                           (xiii)   The  Underwriter  shall not use any Free Writing  Prospectus in connection with the solicitation of offers to purchase Notes from any prospective  investor in a class of Notes with  denominations of less than  $25,000  or  otherwise  designated  as a  “retail”  class of  Notes,  and the  Underwriter  shall not authorize  any such use of any Free  Writing  Prospectus  by any  dealer  that  purchases  any such  Notes from the
Underwriter.

                  (f)      The  Underwriter   agrees  that  (i)  if  the  Prospectus  is  not  delivered  with  the confirmation  in reliance on Rule 172, it will include in every  confirmation  sent out the notice required by Rule
173  informing the investor  that the sale was made  pursuant to the  Registration  Statement and that the investor may request a copy of the Prospectus from the  Underwriter;  (ii) if a paper copy of the Prospectus is requested by a person who receives a confirmation,  Underwriter  shall deliver a printed or paper copy of such  Prospectus;  and
(iii) if an electronic copy of the Prospectus is delivered by the  Underwriter for any purpose,  such copy shall be the same  electronic  file  containing  the  Prospectus in the identical  form  transmitted  electronically  to the
Underwriter by or on behalf of the Company  specifically for use by the Underwriter  pursuant to this Section 4(e);
for  example,  if the  Prospectus  is  delivered  to the  Underwriter  by or on behalf of the  Company  in a single electronic  file in pdf format,  then the  Underwriter  will deliver the  electronic  copy of the Prospectus in the same single  electronic file in pdf format.  The Underwriter  further agrees that (i) if it delivers to an investor the Prospectus in pdf format,  upon the Underwriter’s  receipt of a request from the investor within the period for which delivery of the Prospectus is required,  the  Underwriter  will promptly  deliver or cause to be delivered to the  investor,  without  charge,  a paper  copy of the  Prospectus  and (ii) it will  provide  to the  Company  any
Underwriter  Prepared  Issuer FWP, or portions  thereof,  which the Company is required to file with the Commission in electronic  format and will use reasonable  efforts to provide to the Company such  Underwriter  Prepared Issuer
FWP, or portions  thereof,  in either  Microsoft  Word® or Microsoft  Excel® format and not in a pdf, except to the extent that the Company, in its sole discretion, waives such requirements.

SECTION 5.        Covenants of the Company.  The Company hereby covenants and agrees with the Underwriters that:

(a)      Prior to the  termination  of the offering of the Offered  Notes,  the Company will not file any amendment of the Registration  Statement or supplement  (including the Prospectus) to the Base Prospectus  unless the Company has  furnished  the  Underwriters  a copy for  their  review  prior to filing  and will not file any such  proposed amendment or  supplement to which any  Underwriter  reasonably  objects.  Subject to the  foregoing  sentence,  the
Company will cause the  Preliminary  Prospectus  and the  Prospectus  to be filed with the  Commission  pursuant to
Rule 424.  The Company will advise the  Underwriters  promptly (i) when the  Prospectus  shall have been filed with the  Commission  pursuant  to Rule 424,  (ii) when any  amendment  to the  Registration  Statement  relating to the
Offered  Notes shall have  become  effective,  (iii) of any  request by the  Commission  for any  amendment  of the
Registration Statement or amendment of or supplement to the Prospectus or for any additional  information,  (iv) of the issuance by the Commission of any stop order  suspending the  effectiveness  of the  Registration  Statement or the  institution  or  threatening  of any  proceeding for that purpose and (v) of the receipt by the Company of any notification  with  respect  to  the  suspension  of the  qualification  of  the  Offered  Notes  for  sale  in any jurisdiction  or the initiation or  threatening  of any proceeding for such purpose.  The Company will use its best efforts  to  prevent  the  issuance  of any such stop  order and,  if  issued,  to obtain as soon as  possible  the withdrawal thereof.

(b)      The Company will use its best efforts to cause any  Computational  Materials,  Collateral  Term Sheets and
ABS Term Sheets  (each as defined in Section 11 below) with  respect to the Offered  Notes which are  delivered  by the  Underwriters  to the Company  pursuant to Section 11 to be filed with the  Commission  on a Current  Report on
Form 8-K  (the  “Current  Report”)  pursuant to Rule 13a-11  under the Exchange Act not later than the business day immediately  following the day on which such  Computational  Materials,  Collateral  Term Sheets or ABS Term Sheets
are delivered to counsel for the Company by the  Underwriters  as provided in Section 11, and will promptly  advise the  Underwriters  when such  Current  Report has been so filed.  Such  Current  Report  shall be  incorporated  by reference in the  Prospectus and the  Registration  Statement.  Notwithstanding  the two preceding  sentences,  the
Company shall have no obligation to file materials  provided by the  Underwriters  pursuant to Section 11 which, in the reasonable  determination of the Company after making reasonable efforts to consult with the Underwriters,  are not  required to be filed  pursuant to the  No-Action  Letters (as defined in Section 11 below),  or which  contain erroneous  information or contain any untrue  statement of a material fact or which,  when read in conjunction with the  Prospectus,  omit to state a material fact required to be stated  therein or necessary to make the  statements therein not misleading;  it being understood,  however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct,  any Computational  Materials,  Collateral Term Sheets or ABS Term
Sheets provided by the Underwriters to the Company pursuant to Section 11 hereof.

(c)      If, at any time when a  prospectus  relating to the Offered  Notes is required to be  delivered  under the
Act,  Any event  occurs as a result of which the  Prospectus  as then  amended or  supplemented  would  include any untrue  statement of a material fact or omit to state any material fact necessary to make the  statements  therein, in light of the circumstances  under which they were made, not misleading,  or if it shall be necessary to amend or supplement  the  Prospectus  to comply with the Act or the Exchange Act or the  respective  rules  thereunder,  the
Company  promptly  will prepare and file with the  Commission,  subject to the first  sentence of paragraph  (a) of this Section 5, an  amendment or  supplement  which will correct such  statement or omission or an amendment  which will effect such  compliance  and will use its best efforts to cause any required  post-effective  amendment to the
Registration  Statement  containing  such  amendment to be made effective as soon as possible;  provided,  however, that the Company will not be required to file any such  amendment or supplement  with respect to any  Computational
Materials  incorporated  by  reference  in the  Prospectus  other  than  any  amendments  or  supplements  of  such
Computational  Materials  that are  furnished  to the Company  pursuant to Section  11(d)  hereof which the Company determines to file in accordance therewith.

(d)      The Company will furnish to the Underwriters and counsel for the  Underwriters,  without charge,  executed copies of the Registration  Statement  (including  exhibits  thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus  by the  Underwriters  or dealer may be required by the Act, as many copies of the  Prospectus and any amendments  thereof and  supplements  thereto
(other than exhibits to the related Current Report) as the  Underwriters may reasonably  request.  The Company will pay the  expenses of  printing  all  documents  relating to the initial  offering[,  provided  that any  additional expenses  incurred in connection with the  requirement of delivery of a  market-making  prospectus will be borne by the Underwriters].

(e)      The Company will furnish such  information  as may be required and otherwise  cooperate in qualifying  the
Offered Notes for sale under the laws of such  jurisdictions as the  Underwriters  may reasonably  designate and to maintain such  qualifications  in effect so long as required for the  distribution of the Offered Notes;  provided, however,  that the Company shall not be required to qualify to do business in any jurisdiction  where it is not now so  qualified  or to take any action  which  would  subject it to  general or  unlimited  service of process in any jurisdiction where it is not now so subject.

                  (f)      The  Company  shall  file  any  Issuer  Free  Writing  Prospectus,  and any  Underwriter
Prepared  Issuer FWP provided to it by the  Underwriter  under Section  4(d),  not later than the date of first use thereof, except that:

                           (i)      any Issuer  Free  Writing  Prospectus  or  Underwriter  Prepared  Issuer FWP or
portion  thereof  otherwise  required to be filed that contains  only (1) a  description  of the final terms of the
Notes may be filed by the Company  within two days of the later of the date such final terms have been  established for all classes of Notes and the date of first use, and (2) a  description  of the terms of the Notes that does not reflect  the final  terms  after they have been  established  for all  classes of all Notes is not  required  to be filed; and

                           (ii)     if the Issuer  Free  Writing  Prospectus  or  Underwriter  Prepared  Issuer FWP
includes only information of a type included in the definition of ABS Informational  and  Computational  Materials,
the Company shall file the same within the later of two business  days after the  Underwriter  first  provides this information  to investors and the date upon which the Company is required to file the  Prospectus  Supplement  with the Commission pursuant to Rule 424(b)(3) of the Act;

         provided  further,  that prior to the filing of any Underwriter  Prepared  Issuer FWP by the Company,  the
Underwriter  must comply with its  obligations  pursuant to Section 4(d) and that the Company shall not be required to file any Free Writing  Prospectus  to the extent such Free Writing  Prospectus  includes  information  in a Free
Writing  Prospectus  or  Prospectus  previously  filed with the  Commission  or that does not  contain  substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

                  (g)      The  Underwriter  shall  file any  Underwriter  Free  Writing  Prospectus  that has been distributed by the Underwriter in a manner  reasonably  designed to lead to its broad,  unrestricted  dissemination within the later of two business days after the  Underwriter  first provides this  information to investors and the date upon which the Company is required to file the  Prospectus  Supplement  with the  Commission  pursuant to Rule
424(b)(3) of the Act or otherwise as required under Rule 433 of the Act;  provided,  however,  that the Underwriter shall not be required to file any Underwriter  Free Writing  Prospectus to the extent such Underwriter Free Writing
Prospectus  includes  information in a Free Writing  Prospectus or Prospectus  previously filed with the Commission or that does not contain substantive  changes from or additions to a Free Writing Prospectus  previously filed with the Commission.

SECTION 6.        Conditions  to the  Obligations  of the  Underwriters.  The  obligation  of the  Underwriters  to purchase the Offered Notes shall be subject to the accuracy of the  representations  and  warranties on the part of the Company  contained  herein as of the date hereof,  as of the date of the  effectiveness of any amendment to the
Registration  Statement  filed prior to the Closing  Date  (including  the filing of any document  incorporated  by reference  therein)  and as of the Closing  Date,  to the  accuracy of the  statements  of the Company  made in any certificates  delivered  pursuant to the provisions  hereof,  to the  performance by the Company of its obligations hereunder and to the following additional conditions:

(a)      The Representative shall have received from _______ (i) a letter,  dated the date hereof,  confirming that they are  independent  public  accountants  within  the  meaning  of the Act and the rules and  regulations  of the
Commission   promulgated   thereunder  and  otherwise  in  form  and  substance  reasonably   satisfactory  to  the
Representative and counsel to the Representative  and (ii) if requested by the  Representative,  a letter dated the
Closing Date,  updating the letter referred to in clause (i) above, in form and substance  reasonably  satisfactory to the Representative and counsel for the Representative.

(b)      All actions  required to be taken and all filings  required to be made by the Company  under the Act prior to the sale of the Offered  Notes shall have been duly taken and made.  At and prior to the Closing  Date,  no stop order  suspending the  effectiveness  of the  Registration  Statement shall have been issued and no proceedings for that purpose shall have been instituted,  or to the knowledge of the Company or the  Underwriters,  shall have been contemplated by the Commission.

(c)      Subsequent  to the  execution  and  delivery  of this  Agreement,  there shall not have  occurred  (i) any change,  or any  development  involving  a  prospective  change,  in or  affecting  particularly  the  business  or properties  of the Company or the  Servicer  which,  in the  reasonable  judgment of the  Underwriters,  materially impairs the investment  quality of the Offered Notes;  (ii) any  downgrading in the rating of the securities of the
Company by any “nationally  recognized  statistical  rating  organization” (as such term is defined for purposes of
Rule 436(g)  under the Act),  or any public  announcement  that any such  organization  has under  surveillance  or review its rating of any  securities of the Company (other than an  announcement  with positive  implications  of a possible  upgrading,  and no  implication  of a possible  downgrading,  of such  rating);  (iii) any  suspension or limitation  of trading in securities  generally on the New York Stock  Exchange,  or any setting of minimum  prices for  trading on such  exchange;  (iv) any  banking  moratorium  declared  by  federal,  North  Carolina or New York authorities;  or (v) any outbreak or escalation of major  hostilities  in which the United States is involved,  any declaration  of war by Congress or any other  substantial  national or  international  calamity or emergency if, in the reasonable judgment of the Underwriters,  the effects of any such outbreak, escalation,  declaration,  calamity or emergency  makes it impractical  or  inadvisable  to proceed with  completion of the sale of and payment for the
Offered Notes.

(d)      The  Representative  shall have received a certificate  dated the Closing Date of an executive  officer of the Company in which such  officer  shall state that,  to the best of such  officer’s  knowledge  after  reasonable inspection,  (i) the  representations  and warranties of the Company  contained in the Basic Documents are true and correct with the same force and effect as if made on the Closing  Date and (ii) the Company has  complied  with all agreements  and  satisfied  all  conditions  on its part to be performed or satisfied  hereunder at or prior to the
Closing Date.

(e)      The Representative  shall have received an opinion of counsel for the Company,  which may be an opinion of in-house counsel to the Company, to the effect that:

         (i)      The Company is a limited liability company,  duly formed,  validly existing and in good standing under the laws of the state of Delaware;

         (ii)     The Company has the requisite  power and authority to execute and deliver the Basic  Documents to which it is a party and to consummate the transactions contemplated therein;

         (iii)    Each of the Basic  Documents  to which the  Company  is a party has been  duly  authorized,  executed  and delivered by the Company;

         (iv)     To the best of such  counsel’s  knowledge  and  information,  the  execution  and  delivery  of the  Basic
                  Documents and the consummation of the transactions  contemplated  therein will not conflict with, or result  in a  material  breach of or a  violation  of any of the  terms  of, or  constitute  a material  default  under,  the  Articles  of  Incorporation  or the  Operating  Agreement  of the
                  Company,  or any material  rule,  order,  statute or  regulation of any court,  regulatory  body, administrative  agency or governmental  agency having jurisdiction over the Company, or the terms of any material  indenture or other  material  agreement  or  instrument  known to the officer to which the Company is a party or by which it or its properties are bound; and

         (v)      To the best of such counsel’s knowledge, there are no actions,  proceedings,  or investigations pending or threatened  before  any  court,  administrative  agency  or  other  tribunal  (x)  asserting  the invalidity of the Basic  Documents or the Offered  Notes,  or (y) seeking to prevent the issuance of the Offered Notes or the  consummation  of any of the  transactions  contemplated by the Basic
                  Documents or the Offered Notes which might  materially  and adversely  affect the  performance by the Company of its obligations  under, or the validity or enforceability  of, the Basic Documents or the Offered  Notes,  or (z) seeking  adversely to affect the federal  income tax attributes of the Offered Notes as debt.

(f)      The  Representative  shall have received a certificate of an executive  officer of the Servicer,  dated as of the Closing  Date, to the effect that, to the best of such  officer’s  knowledge,  such officer has reviewed the
Prospectus as amended or  supplemented  to the Closing Date and nothing has come to such  officer’s  attention that would lead such officer to believe that the  Prospectus  as amended or  supplemented,  insofar as it relates to the
Servicer,  contains any untrue  statement of a material fact or omits to state a material  fact  necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)      The Representative shall have received an opinion of counsel for  [Seller][Servicer][Paying  Agent], which may be an opinion of in-house counsel to [Seller][Servicer][Paying Agent], to the effect that:

         (i)      [Seller][Servicer][Paying  Agent] is duly  organized  and validly  existing as a _______  formed under the laws of _______ and is authorized to own its assets and to transact its business;

         (ii)     [Seller][Servicer][Paying  Agent] has the power and  authority to execute and deliver the Basic  Documents to which it is a party and to consummate the transactions contemplated therein;

         (iii)    Each  of the  Basic  Documents  to  which  [Seller][Servicer][Paying  Agent]  is a  party  has  been  duly authorized, executed and delivered by [Seller][Servicer][Paying Agent];

         (iv)     No consent,  approval,  authorization or order of, or filing with, any governmental  agency or body or any court is required for the  consummation by  [Seller][Servicer][Paying  Agent] of the transactions contemplated by the Basic Documents,  except for such filings as may be required  pursuant to the
                  Purchase  Agreement or the Trust  Agreement or  otherwise in order to perfect the  ownership  and security  interests  contemplated  by  the  Indenture,  the  Trust  Agreement  and  the  Purchase
                  Agreement;

         (v)      Neither the execution,  delivery and  performance by  [Seller][Servicer][Paying  Agent] of its obligations under  the  Basic  Documents  to  which  it is a  party,  nor  the  consummation  of  any  of the transactions  contemplated  by the Basic  Documents,  will  conflict  with,  result in a material breach of or  violation  of any of the terms of, or  constitute  a material  default  under,  the
                  Articles of Association or By-laws of  [Seller][Servicer][Paying  Agent], as applicable,  each as amended,  or any material  rule,  order,  statute or  regulation of any court,  regulatory  body, administrative  agency or governmental body having  jurisdiction  over  [Seller][Servicer][Paying
                  Agent],  as applicable,  or the terms of any material  indenture or other  material  agreement or instrument  known to me to which  [Seller][Servicer][Paying  Agent]  is a party or by which it or its properties are bound, respectively; and

         (vi)     To the best of  counsel’s  knowledge,  there are no actions,  proceedings,  or  investigations  pending or threatened  before  any  court,  administrative  agency  or  other  tribunal  (x)  asserting  the invalidity of the Basic  Documents or the Offered  Notes,  or (y) seeking to prevent the issuance of the Offered Notes or the  consummation  of any of the  transactions  contemplated by the Basic
                  Documents or the Offered Notes which might  materially  and adversely  affect the  performance by
                  [Seller][Servicer][Paying  Agent],  of its obligations  under, or the validity or  enforceability of, the Basic  Documents  or the Offered  Notes,  or (z) seeking  adversely to affect the federal income tax attributes of the Offered Notes as debt.

(h)      The  Representative  shall have  received an opinion of [Orrick,  Herrington  & Sutcliffe  LLP],  special counsel to the Company,  which opinion may rely on, and assume the accuracy of, the opinion  described in paragraph
(e) above, dated the Closing Date, to the effect that:

         (i)      The Offered Notes have been duly  authorized by all  necessary  corporate  action of the Company and, when executed,  authenticated  and delivered in the manner  contemplated by the Indenture and paid for pursuant  to this  Agreement,  will be  validly  issued  and  outstanding,  and  entitled  to the benefits  provided by the Indenture;  and the Mortgage Loan Purchase  Agreement,  constitutes the legal,  valid  and  binding  agreement  of  the  Company,  enforceable  against  the  Company  in accordance with its terms, subject to certain qualifications;

         (ii)     Each of the Indenture and the Mortgage Loan Purchase  Agreement  represents  the legal,  valid and binding agreement of  [Seller][Servicer][Paying  Agent], in each of its capacities,  enforceable  against
                  [Seller][Servicer][Paying  Agent]  in each of its  capacities,  in  accordance  with  its  terms, subject to certain qualifications;

         (iii)    The  Indenture has been duly  qualified,  and the Trust  Agreement is not required to be qualified,  under the Trust  Indenture  Act of 1939,  as amended,  and the Issuer is not required to be  registered under the Investment Company Act of 1940, as amended;

         (iv)     Assuming  compliance  with all provisions of the Agreements  and the Trust  Agreement,  under existing law
                  (a) the  Offered  Notes will be  classified  as debt for  federal  income tax  purposes,  and (b)
                  neither the  Issuer,  nor any portion of the Issuer will be  classified  as an  association  or a taxable mortgage pool (or publicly traded partnership) taxable as a corporation;

         (v)      The  Registration  Statement  (which for  purposes  of such  opinion  shall not be deemed to  include  any exhibits  filed  therewith  or any  documents  incorporated  therein  by  reference)  has  become effective  under  the Act  and,  to  such  counsel’s  knowledge,  no stop  order  suspending  the effectiveness of the Registration Statement has been issued; and

         (vi)     The statements set forth in the Prospectus under the heading  “Description of the Securities,”  insofar as such  statements  purport to summarize  certain  provisions of the Offered Notes,  the Indenture, the Servicing  Agreement,  the Trust  Agreement and the Mortgage  Loan  Purchase  Agreement,  are
                  correct in all material  respects.  The  statements  set forth in the Base  Prospectus  under the headings  “Federal  Income Tax  Consequences”  and “ERISA  Considerations”  and in the Prospectus
                  Supplement  under  the  headings  “Material  Federal  Income  Tax   Considerations”   and  “ERISA
                  Considerations,”  to the extent that they constitute  matters of federal law or legal conclusions with respect thereto, are correct in all material respects.

(i)      The  Representative  shall have  received  copies of any  opinions  of counsel  for the  Company  that the
Company is  required  to deliver  to any Rating  Agency.  Any such  opinions  shall be dated the  Closing  Date and addressed to the Representative or accompanied by reliance letters addressed to the Representative.

(j)      The  Representative  shall have received from [Orrick,  Herrington & Sutcliffe  LLP],  special counsel for the  Representative,  a letter dated the Closing Date with respect to the Prospectus,  substantially  to the effect that  nothing  has come to  counsel’s  attention  to cause  counsel  to  believe  that the  Registration  Statement
(excluding any exhibits filed therewith),  as of the date it became  effective,  contained an untrue statement of a material  fact or  omitted  to state a  material  fact  required  to be stated  therein  or  necessary  to make the statements  therein not misleading or that the  Prospectus,  as of the date of the Prospectus  Supplement and as of the Closing  Date,  contained  or contains an untrue  statement  of a material  fact or omitted or omits to state a material  fact  required  to be  stated  therein  or  necessary  to make the  statements  therein,  in light of the circumstances  under which they were made, not misleading (it being  understood  that we have not been requested to and we do not make any comment in this  paragraph  with  respect to (i) the  financial  statements,  schedules  and other  financial and  statistical  information  contained in or  incorporated  by reference  into the  Registration
Statement  or the  Prospectus,  (ii)  any  Computational  Materials  or ABS Term  Sheets[,  (iii)  any  information contained in the Prospectus  Supplement  under the heading “The Enhancer” or (iv) any information  contained in the
Prospectus Supplement under the heading “The Yield Maintenance Provider”]).

(k)      The Representative  shall have received an opinion of counsel to the Indenture Trustee,  dated the Closing
Date, in form and substance satisfactory to the Representative and its counsel, to the effect that:

         (i)      The Indenture  Trustee is duly organized,  validly existing and in good standing as a _____ under the laws of the  ______,  and has the  requisite  entity  power and  authority  to execute and deliver the
                  Basic Documents and to perform its obligations thereunder;

         (ii)     The performance of the Indenture  Trustee’s  obligations under the Basic Documents and the consummation of the  transactions  contemplated  thereby do not require any consent,  approval,  authorization or order of,  filing with or notice to any United  States  federal or ______ State of court,  agency or other  governmental  body,  except such as may be required  under the  securities  laws of any
                  State of the United States or such as have been obtained, effected or given;

         (iii)    The performance of the Indenture  Trustee’s  obligations under the Basic Documents and the consummation of the  transactions  contemplated  thereby  will not result in: (i) any breach or  violation of its certificate  of  incorporation  or bylaws or (ii) any breach or  violation  of any United  States federal or State of ______  statute or regulation  or, to counsel’s  knowledge,  any order of any
                  United States federal or State of ______ court, agency or other governmental body;

         (iv)     To counsel’s  knowledge,  (i) there is no legal  action,  suit,  proceeding  or  investigation  before any
                  United States  federal or State of ______  court,  agency or other  governmental  body pending or
                  (ii)  threatened  against  the  Indenture  Trustee  which,  either  in  one  instance  or in  the aggregate,  draws into question the validity of any of the Basic Documents,  seeks to prevent the consummation  of any of the  transactions  contemplated  by any of the Basic  Documents  or would impair  materially the Indenture  Trustee’s  ability to perform its obligations  under any of the
                  Basic Documents;

         (v)      Each of the Basic  Documents has been duly  authorized,  executed and  delivered by the Indenture  Trustee and,  assuming the necessary  authorization,  execution and delivery thereof by the other parties thereto,  is a valid  and  legally  binding  agreement  under  the laws of the  State of  ______, enforceable thereunder against the Indenture Trustee in accordance with its terms; and

         (vi)     The Offered Notes have been duly  authenticated  and delivered by the Indenture Trustee in accordance with the Indenture.

(l)      The Underwriters  shall have received an opinion of counsel to the Owner Trustee,  dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel, to the effect that:

         (i)      The  Owner  Trustee  is duty  incorporated  and is  validly  existing  and in good  standing  as a banking corporation  under the laws of the State of _____ and has the  power and  authority  to  execute, deliver and perform the Trust Agreement;

         (ii)     The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee;

         (iii)    Neither the  execution,  delivery and  performance  by the Owner Trustee of the Trust  Agreement,  nor the
                  consummation of any of the transactions by the Owner Trustee contemplated  thereby,  requires the consent or approval  of, the  withholding  of  objection on the part of, the giving of notice to, the filing,  registration  or  qualification  with,  or the taking of any other action in respect of, any  governmental  authority or agency of the State of ______ or the United States of America
                  governing the trust powers of the Owner Trustee;

         (iv)     Neither the  execution,  delivery and  performance  by the Owner Trustee of the Trust  Agreement,  nor the
                  consummation  of  any of the  transactions  by the  Owner  Trustee  contemplated  thereby,  is in violation  of the  charter  or bylaws of the Owner  Trustee or of any law,  governmental  rule or regulation of the State of ______ or of the United  States of America  governing the trust powers of the Owner  Trustee  or, to  counsel’s  knowledge  without  independent  investigation,  of any indenture,  mortgage,  bank credit agreement,  note or bond purchase agreement,  long-term lease, license or other  agreement or  instrument  to which it is a party or by which it is bound or, to counsel’s  knowledge without  independent  investigation,  of any judgment or order applicable to the Owner Trustee; and

         (v)      To counsel’s knowledge without independent  investigation,  there are no proceedings pending or threatened against  the  Owner  Trustee  in any  court or  before  any  governmental  authority,  agency  or arbitration  board or tribunal  which,  individually  or in the aggregate,  would have a material adverse  effect on the right,  power and  authority of the Owner Trustee to enter into or perform its obligations under the Trust Agreement.

(m)      The  Underwriters  shall have  received an opinion of counsel to the Issuer,  dated the Closing  Date,  in form substance satisfactory to the Underwriters and their counsel to the effect that:

         (i)      The Trust has been duly formed and is validly  existing  and in good  standing as a statutory  trust under
                  Delaware  Statutory  Trust Act, 12 Del. C. § 3801,  et seq.  (the  "Act"),  and has the power and authority under the Trust  Agreement and the Act to execute,  deliver and perform its obligations under the Basic Documents.

         (ii)     The Basic Documents have been duly authorized, executed and delivered by the Trust.

         (iii)    The  Notes  have  been  duly  executed  by the  Trust  and when  authenticated  on behalf of the Trust and delivered upon the written order of the Depositor in accordance  with the Trust  Agreement,  will be validly issued and entitled to the benefits of the Trust Agreement.

         (iv)     Neither  the  execution,  delivery  and  performance  by  the  Trust  of  the  Basic  Documents,  nor  the
                  consummation by the Trust of any of the transactions  contemplated thereby,  requires the consent or  approval  of,  the  withholding  of  objection  on the part of,  the giving of notice to, the filing,  registration  or  qualification  with,  or the taking of any other action in respect of, any  governmental  authority  or agency of the State of  Delaware,  other  than the filing of the
                  Certificate of Trust with the Secretary of State.

         (v)      Neither  the  execution,  delivery  and  performance  by  the  Trust  of  the  Basic  Documents,  nor  the
                  consummation  by the Trust of the  transactions  contemplated  thereby,  is in  violation  of the
                  Trust  Agreement or of any law,  rule or  regulation  of the State of Delaware  applicable to the
                  Trust.

         (vi)     The Trust  Agreement  is the legal,  valid and binding  obligation  of the Owner  Trustee and the Company, enforceable against the Owner Trustee and the Company, in accordance with its terms.

(n)      [The  Underwriters  shall have  received  an opinion of  counsel to _______  (the  “Enhancer”),  dated the
Closing Date, in form substance satisfactory to the Underwriters and their counsel to the effect that:

         (i)      The Enhancer is a _______ duly  organized and validly  existing under the laws of the State of _______ and duly  qualified  to conduct an  insurance  business  in the State of  _______.  The  Enhancer  is validly  licensed  and  authorized  to issue the Policy and  perform  its  obligations  under the
                  Policy in accordance with the terms thereof under the laws of the State of _______.

         (ii)     The Enhancer has full _______  power and  authority to execute and deliver the Policy,  and the Policy has been duly authorized,  executed and delivered by the Enhancer and constitutes a legal,  valid and binding  obligation  of the  Enhancer  enforceable  in  accordance  with its terms  except to the extent that the  enforceability  (but not the validity) of such  obligation may be limited by any
                  applicable  bankruptcy,  insolvency,   liquidation,   rehabilitation  or  other  similar  law  or
                  enactment now or hereafter  enacted  affecting the enforcement of creditors’ rights generally and by general principles of equity and general principles of public policy.

         (iii)    The  execution  and  delivery  by the  Enhancer  of the  Policy  and  the  Agreements  will  not,  and the consummation of the transactions  contemplated  thereby and the satisfaction of the terms thereof will not,  conflict  with or result in a breach of any of the terms,  conditions or provisions of the Certificate of Authority,  Restated Articles of Incorporation or By-Laws of the Enhancer,  or
                  to counsel’s  knowledge,  any restriction  contained in any contract,  agreement or instrument to which the Enhancer is a party or by which it is bound or  constitute  a default  under any of the foregoing.

         (iv)     Proceedings  legally  required  for the  issuance  of the  Policy  have  been  taken by the  Enhancer  and licenses,  orders,  consents or other  authorizations or approvals of any governmental  boards or
                  bodies  legally  required  for  the  enforceability  of  the  Policy  have  been  obtained;   any
                  proceedings  not taken  and any  licenses,  authorizations  or  approvals  not  obtained  are not material to the enforceability of the Policy.

         (v)      The Policy is exempt from registration under the Securities Act of 1933, as amended.

         (vi)     To  counsel’s  knowledge,  there is no  action,  suit,  proceeding  or  investigation  pending  against or affecting the Enhancer in any court,  or before or by any  governmental  body,  which asserts the invalidity or unenforceability of the Policy.

         (vii)    The statements  contained in the Prospectus  Supplement under the headings “The Enhancer” and “Description of the  Policy”,  insofar as such  statements  constitute  summaries  of the matters  referred to therein,  accurately  reflect  and fairly  present  the  information  purported  to be shown and, insofar as such statements  describe the Enhancer,  fairly and accurately  describe the Enhancer, other than any  financial  or  statistical  information  contained or  incorporated  by reference therein, as to which counsel expresses no opinion.

         (viii)   The  Enhancer  has full  corporate  power and  authority  to execute and deliver  the  Agreements  and the
                  Agreements  have been duly  executed  and are the valid and binding  obligations  of the Enhancer enforceable  in  accordance  with their terms except to the extent that the  enforceability  (but not the validity) of such  obligation  may be limited by any applicable  bankruptcy,  insolvency, liquidation,  rehabilitation  or  other  similar  law  or  enactment  now  or  hereafter  enacted affecting the  enforcement of creditors'  rights and by general  principles of equity and subject to general principles of public policy  (including,  but not limited to, those limiting the right to enforce the indemnification provisions contained therein).]

(o)      [The Underwriters  shall have received an opinion of in-house counsel to the Yield  Maintenance  Provider, dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel.]

(p)      [The Yield  Maintenance  Agreement  shall have been  executed by the Yield  Maintenance  Provider  and the
Indenture Trustee.]

(q)      On or before the Closing Date, the  Representative  shall have received  evidence  satisfactory to it that the Offered Notes have been given the ratings set forth on Schedule I hereto.

(r)      At the Closing  Date,  the Offered Notes and the  Indenture  will conform in all material  respects to the descriptions thereof contained in the Prospectus.

(s)      The  Underwriters  shall not have  discovered and disclosed to the Company on or prior to the Closing Date that the  Registration  Statement or the  Prospectus  or any  amendment or  supplement  thereto  contains an untrue statement  of a fact or omits to state a fact  which,  in the opinion of counsel to the  Underwriters,  is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(t)      All corporate  proceedings  and other legal matters  relating to the  authorization,  form and validity of this Agreement,  the Trust Agreement,  the Indenture,  the Mortgage Loan Purchase Agreement, the Offered Notes, the
Registration  Statement  and the  Prospectus,  and all other  legal  matters  relating  to this  Agreement  and the
transactions   contemplated  hereby,  shall  be  reasonably  satisfactory  in  all  respects  to  counsel  for  the
Representative,  and the Company shall have furnished to such counsel all documents and  information  that they may reasonably request to enable them to pass upon such matters.

         The Company  will  provide or cause to be  provided  to the  Underwriters  such  conformed  copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

         All opinions,  letters,  evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed  to be in  compliance  with  the  provisions  hereof  only if  they  are in form  and  substance  reasonably satisfactory to counsel for the Representative.

         If any  condition  specified  in this Section 6 shall not have been  fulfilled  when and as required to be fulfilled,  this Agreement may be terminated by the  Underwriters  by notice to the Company at any time at or prior to the Closing  Date,  and such  termination  shall be without  liability of any party to any other party except as provided in Section 7.

SECTION 7.        Reimbursement  of the  Underwriters’s  Expenses.  If the sale of the Offered  Notes  provided for herein is not  consummated  because any condition to the  obligations  of the  Underwriters  set forth in Section 6 hereof is not  satisfied or because of any refusal,  inability or failure on the part of the Company to perform any agreement  herein or comply with any provision  hereof other than by reason of a default by the  Underwriters,  the
Company will reimburse the Underwriters upon demand for all out-of-pocket  expenses (including  reasonable fees and disbursements of counsel) that shall have been reasonably  incurred by it in connection with the proposed  purchase and sale of the Offered Notes.

SECTION 8.        Indemnification and Contribution.

(a)      The Company agrees to indemnify and hold harmless the  Underwriters  and the Servicer,  and any person who controls the  Underwriters  or the Servicer  within the meaning of either the Act or the Exchange Act,  against any and all losses,  claims,  damages or liabilities,  to which they may become subject under the Act, the Exchange Act or other  federal or state  statutory  law or  regulation,  at common  law or  otherwise,  insofar as such  losses, claims,  damages or  liabilities  (or  actions in  respect  thereof)  (i) arise out of or are based upon any untrue statement  or  alleged  untrue  statement  of a material  fact  contained  in the  Registration  Statement  for the registration  of the Offered Notes as originally  filed or in any amendment  thereof,  or in the Base Prospectus or the Prospectus,  or in any amendment thereof or supplement  thereto, or arise out of or are based upon the omission or alleged  omission to state  therein a material  fact  required  to be stated  therein or  necessary  to make the statements  therein,  in light of the circumstances  under which they were made, not misleading,  or (ii) arise out of or are based  upon any untrue  statement  or alleged  untrue  statement  of a  material  fact  contained  in the
Preliminary  Prospectus  or any Issuer  Free  Writing  Prospectus,  or any  omission  or alleged  omission to state therein a material fact necessary to make the statements  therein,  in light of the circumstances  under which they were made,  not  misleading,  or (iii) arise out of or are based upon any untrue  statement  of a material  fact or alleged untrue  statement of a material fact contained in any  Underwriter  Prepared  Issuer FWP or any Underwriter
Free Writing  Prospectus or any omission or alleged  omission to state  therein a material  fact  necessary to make the statements therein,  in light of the circumstances  under which they were made, not misleading,  that in either case was  caused  by (x) any  error  or  omission  in any Pool  Information  or (y) or any  information  accurately extracted from the  Preliminary  Prospectus or any Issuer Free Writing  Prospectus and included in any  Underwriter
Prepared  Issuer FWP or  Underwriter  Free Writing  Prospectus,  and agrees to reimburse the  Underwriters  and the
Servicer  and each  such  controlling  person  for any  legal  or other  expenses  reasonably  incurred  by them in connection with investigating or defending any such loss, claim, damage,  liability or action;  provided,  however, that (i) the  Company  will not be liable in any such  case to the  extent  that any such  loss,  claim,  damage or liability  arises out of or is based upon any such untrue  statement  or alleged  untrue  statement  or omission or alleged  omission  made (A) therein in reliance upon and in conformity  with written  information  furnished to the
Company by or on behalf of the  Underwriters  (in the case of any indemnity for the benefit of the  Underwriters or any person who controls any  Underwriter)  or the  Servicer  (in the case of any  indemnity  for the benefit of the
Servicer or any person who controls the Servicer)  specifically for use in connection with the preparation  thereof or (B) in any Current  Report or any amendment or supplement  thereof,  and (ii) such indemnity with respect to the
Prospectus  shall not inure to the benefit of the Underwriters (or any person  controlling the  Underwriters)  from whom the person  asserting  any such loss,  claim,  damage or liability  purchased  the Offered Notes which are the subject  thereof  if such  person  did not  receive a copy of the  Prospectus  (or the  Prospectus  as  amended  or supplemented)  excluding  documents  incorporated  therein by reference at or prior to the confirmation of the sale of such  Offered  Notes to such  person in any case  where  such  delivery  is  required  by the Act and the untrue statement or omission of a material fact  contained in the Base  Prospectus was corrected in the Prospectus (or the
Prospectus  as  amended  or  supplemented).  This  indemnity  agreement  will  inure to the  benefit of each of the members,  directors,  officers,  representatives  and agents of each of the Underwriters and will be in addition to any liability which the Company may otherwise have.

(b)      Each of the  Underwriters,  severally but not jointly,  agrees to indemnify and hold harmless the Company, each of its directors,  each of its officers who signs the Registration  Statement and the Servicer and each person who  controls the Company or the  Servicer  within the meaning of either the Act or the  Exchange  Act, to the same extent as the foregoing  indemnity from the Company to the Underwriters  and the Servicer,  but only with reference to  (A)  written  information  relating  to the  Underwriters  furnished  to the  Company  by or on  behalf  of the
Underwriters  specifically  for use in the preparation of the documents  referred to in the foregoing  indemnity or
(B) any  Computational  Materials,  Collateral  Term  Sheets or ABS Term  Sheets  furnished  to the  Company by the
Underwriters  pursuant  to  Section  11  and  incorporated  by  reference  in  the  Registration  Statement  or the
Prospectus;  provided,  however,  that each  Underwriter  makes such indemnity only with respect to the extent such
Computational  Materials,  Collateral Term Sheets or ABS Term Sheets were prepared by it; provided,  further,  that no such  indemnity  shall be  available  for any  losses,  claims,  damages or  liabilities,  or actions in respect thereof  resulting  from any  error in the  information  concerning  the  Mortgage  Loans  (a  “Collateral  Error”)
furnished  by the  Servicer  to the  Underwriters  in writing or by  electronic  transmission  that was used in the preparation  of any  Computational  Materials,  Collateral  Term Sheets or ABS Term Sheets  included in any Current
Report (or  amendment  or  supplement  thereof),  other than a Collateral  Error as to which,  prior to the time of confirmation  of the  sale of the  Offered  Notes to the  person  asserting  a claim,  the  Servicer  notified  the
Underwriters in writing of the Collateral Error or provided in written or electronic form  information  superseding or correcting  such  Collateral  Error (in any such case, a “Corrected  Collateral  Error”),  and the  Underwriters
failed to notify such person thereof or to deliver such person corrected Computational  Materials,  Collateral Term
Sheets  and/or ABS Term Sheets,  as  applicable.  This  indemnity  agreement  will be in addition to any  liability which the  Underwriters  may otherwise  have.  The Company and the Servicer  acknowledge  that the  statements  set forth in the  Prospectus  Supplement in the second  sentence of the last  paragraph on the cover page, in the first sentence  under the  subheading  “Risk  Factors-Limited  liquidity  of the notes may limit the  ability to sell the notes or realize a desired yield” and in the second,  fourth and fifth paragraphs under the heading  “Underwriting”
constitute  the only  information  furnished in writing by or on behalf of the  Underwriters  for  inclusion in the documents referred to in the foregoing  indemnity (other than any Computational  Materials,  Collateral Term Sheets or ABS Term Sheets furnished to the Company by the Underwriters).

(c)      The  Servicer  agrees to indemnify  and hold  harmless the  Company,  each of its  directors,  each of its officers who signs the  Registration  Statement,  the  Underwriters and each person who controls the Company or the
Underwriters  within  the  meaning of either  the Act or the  Exchange  Act,  to the same  extent as the  foregoing indemnity  from  the  Company  to the  Underwriters  and the  Servicer,  but only  with  reference  to (A)  written information  relating  to the  Servicer  or the  Mortgage  Loans  furnished  to the  Company by or on behalf of the
Servicer  specifically for use in the preparation of the documents  referred to in the foregoing  indemnity and (B)
any Collateral  Error with respect to the Mortgage  Loans,  other than a Corrected  Collateral  Error.  The Company and the  Underwriters  acknowledge  that the statements set forth under the headings  “Description  of the Mortgage
Loans-Initial  Mortgage Loan  Characteristics,”  “Description of the Mortgage  Loans-Underwriting  Standards,” “The
Seller and  Servicer-General”  and “The  Seller and  Servicer-Delinquency  and Loss  Experience  of the  Servicer’s
Portfolio” in the Prospectus  Supplement  constitute the only  information  furnished in writing by or on behalf of the Servicer for inclusion in the documents referred to in the foregoing indemnity.

(d)      Promptly after receipt by an indemnified  party under this Section 8 of notice of the  commencement of any action,  such indemnified  party will, if a claim in respect thereof is to be made against the  indemnifying  party under this Section 8, notify the  indemnifying  party in writing of the commencement  thereof;  but the omission so to notify the  indemnifying  party  will not  relieve it from any  liability  which it may have to any  indemnified party otherwise than under this Section 8. In case any such action is brought against any  indemnified  party,  and it  notifies  the  indemnifying  party of the  commencement  thereof,  the  indemnifying  party will be entitled to participate  therein,  and, to the extent that it may elect by written notice  delivered to the  indemnified  party promptly after receiving the aforesaid  notice from such  indemnified  party, to assume the defense  thereof,  with counsel reasonably  satisfactory to such indemnified party;  provided,  however, that if the defendants in any such action  include  both the  indemnified  party and the  indemnifying  party and the  indemnified  party  shall  have reasonably  concluded that there may be legal defenses  available to it and/or other indemnified  parties which are different from or additional to those available to the indemnifying  party, the indemnified  party or parties shall have the right to select  separate  counsel to assert  such legal  defenses  and to  otherwise  participate  in the defense  of such  action  on  behalf  of such  indemnified  party or  parties.  Upon  receipt  of  notice  from the indemnifying  party to such indemnified  party of its election so to assume the defense of such action and approval by the indemnified  party of counsel,  the indemnifying  party will not be liable to such  indemnified  party under this Section 8 for any legal or other expenses  subsequently  incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified  party shall have employed  separate  counsel in connection with the assertion of legal  defenses in accordance  with the proviso to the next preceding  sentence (it being  understood, however,  that the  indemnifying  party  shall not be liable for the  expenses of more than one  separate  counsel, approved by the Underwriters in the case of subparagraphs  (a) or (c),  representing the indemnified  parties under subparagraphs  (a) or (c) who are parties to such  action),  (ii) the  indemnifying  party shall not have  employed counsel  reasonably  satisfactory to the indemnified  party to represent the indemnified  party within a reasonable time after notice of  commencement of the action or (iii) the  indemnifying  party has authorized the employment of counsel  for the  indemnified  party at the  expense of the  indemnifying  party;  and except that if clause (i) or
(iii) is  applicable,  such  liability  shall be only in respect of the  counsel  referred to in such clause (i) or
(iii).

(e)      To provide for just and equitable  contribution in  circumstances  in which the  indemnification  provided for in  paragraphs  (a),  (b) or (c) of this  Section 8 is due in  accordance  with its terms but is for any reason held by a court to be unavailable  from the Company,  the  Underwriters or the Servicer on the grounds of policy or otherwise,  the Company,  the  Underwriters  or the Servicer  shall  contribute  to the aggregate  losses,  claims, damages and liabilities  (including legal or other expenses  reasonably  incurred in connection with  investigating or defending same) to which the Company, the Underwriters or the Servicer may be subject, as follows:

         (i)      in the case of any losses,  claims,  damages and liabilities (or actions in respect  thereof) which do not arise out of or are not based upon any untrue  statement  or omission  of a material  fact in any
                  Computational  Materials,  Collateral  Term Sheets or ABS Term Sheets,  in such  proportion as is appropriate to reflect the relative  benefit  received by each of the Company,  the  Underwriters and the Servicer; and

         (ii)     in the case of any losses,  claims,  damages and liabilities  (or actions in respect  thereof) which arise out  of or  are  based  upon  any  untrue  statement  or  omission  of a  material  fact  in  any
                  Computational  Materials,  Collateral  Term Sheets or ABS Term Sheets,  in such  proportion as is appropriate to reflect the relative fault of the Company,  the  Underwriters  and the Servicer in
                  connection  with the statements or omissions  which resulted in such losses,  claims,  damages or
                  liabilities  (or  actions  in  respect   thereof)  as  well  as  any  other  relevant   equitable
                  considerations.  The relative  fault shall be  determined  by reference  to, among other  things, whether the untrue or alleged  untrue  statement  of a material  fact or the  omission or alleged omission to state a material  fact in such  Computational  Materials,  Collateral  Term Sheets or
                  ABS Term Sheets  results  from  information  prepared by the  Company,  the  Underwriters  or the
                  Servicer and the parties’  relative intent,  knowledge,  access to information and opportunity to correct or prevent such statement or omission.

Notwithstanding  the provisions of this  paragraph  (e), no Underwriter  shall be required to contribute any amount in excess of the  underwriting  discount  for such  Underwriter.  Notwithstanding  anything to the contrary in this paragraph  (e), no person guilty of fraudulent  misrepresentation  (within the meaning of Section 11(f) of the Act)
shall be entitled to  contribution  from any person who was not guilty of such  fraudulent  misrepresentation.  For purposes of this Section 8, each person who controls the  Underwriters  within the meaning of either the Act or the
Exchange  Act shall  have the same  rights to  contribution  as the  Underwriters,  each  person who  controls  the
Servicer  within the meaning of either the Act or the  Exchange Act shall have the same rights to  contribution  as the Servicer and each person who  controls  the Company  within the meaning of either the Act or the Exchange  Act, and each officer of the Company who shall have signed the  Registration  Statement and each director of the Company shall have the same rights to contribution as the Company,  subject in each case to the preceding  sentence of this paragraph (e). Any party entitled to  contribution  will,  promptly after receipt of notice of  commencement of any action,  suit or  proceeding  against such party in respect of which a claim for  contribution  may be made against another party or parties  under this  paragraph  (e),  notify such party or parties from whom  contribution  may be sought,  but the  omission  to so notify such party or parties  shall not  relieve  the party or parties  from whom contribution  may be sought from any other  obligation it or they may have  hereunder or otherwise  than under this paragraph (e).

SECTION 9.        Representations  and  Indemnities  to  Survive.  The  respective   agreements,   representations,
warranties,  indemnities and other statements of the Company or its officers,  the Servicer and of the Underwriters set  forth in or made  pursuant  to this  Agreement  will  remain  in full  force  and  effect,  regardless  of any investigation  made by or on behalf of the  Underwriters,  the  Servicer  or the  Company  or any of the  officers, directors or  controlling  persons  referred to in Section 8 hereof,  and will survive  delivery of and payment for the Offered Notes.  The  provisions of Sections 7 and 8 hereof and this Section 9 shall survive the  termination or cancellation of this Agreement.

SECTION 10.       Effectiveness  of Agreement and  Termination.  This  Agreement  shall become  effective  upon the execution and delivery hereof by the parties hereto.

         This Agreement shall be subject to termination in the absolute  discretion of the Underwriters,  by notice given to the Company prior to delivery of and payment for the Offered  Notes,  if prior to such time (i) trading in securities  generally on the New York Stock  Exchange  shall have been suspended or limited or minimum prices shall have been established on such Exchange,  (ii) a banking moratorium shall have been declared by federal  authorities or (iii) there shall have occurred any outbreak or material  escalation of  hostilities or other calamity or crisis the  effect of which on the  financial  markets  of the  United  States  is such as to make it,  in the  reasonable judgment of the Underwriters, impracticable to market the Offered Notes.

SECTION 11.       Computational Materials and ABS Term Sheets.

(a)      Not later than 10:30 a.m.,  Eastern time,  on a date no later than four  business days before  delivery of the  Prospectus to the  Underwriters,  the  Underwriters  shall deliver to the Company five complete  copies of all materials  provided by the Underwriters to prospective  investors in the Offered Notes which constitute  either (i)
“Computational  Materials”  within the meaning of the no-action letter dated May 20, 1994 issued by the Division of
Corporation  Finance  of the  Commission  to  Kidder,  Peabody  Acceptance  Corporation  I,  Kidder,  Peabody & Co.
Incorporated,  and Kidder  Structured  Asset  Corporation and the no-action letter dated May 27, 1994 issued by the
Division of Corporation  Finance of the Commission to the Public  Securities  Association  (together,  the “Kidder
Letters”) or (ii) “ABS Term Sheets”  within the meaning of the no-action  letter dated  February 17, 1995 issued by the Division of Corporation  Finance of the Commission to the Public  Securities  Association (the “PSA Letter” and
together with the Kidder  Letters,  the “No-Action  Letters”),  if the filing of such materials with the Commission is a  condition  of the  relief  granted  in such  letters.  In the  case of any  such  materials  that  constitute
“Collateral  Term Sheets” within the meaning of the PSA Letter,  if such Collateral Term Sheets have not previously been delivered to the Company as  contemplated by Section  11(b)(i) below,  five complete copies of such Collateral
Term Sheets shall be delivered by the  Underwriters  to the Company no later than 10:30 a.m.,  Eastern time, on the first business day following the date on which such Collateral  Term Sheets were initially  provided to a potential investor.  Each delivery of Computational  Materials,  Collateral Term Sheets and/or ABS Term Sheets to the Company
pursuant to this  paragraph  (a) shall be effected by delivering  four copies of such  materials to counsel for the
Company on behalf of the  Company  and one copy of such  materials  to the  Company  at the  address  specified  in
Section 12 hereof.

(b)      The  Underwriters  represent  and warrant to and agree with the  Company,  as of the date hereof and as of the Closing Date, that:

         (i)      if the Underwriters  have provided any Collateral Term Sheets to potential  investors in the Offered Notes prior to the date hereof and if the filing of such  materials  with the Commission is a condition of the relief granted in the PSA Letter,  then in each such case the Underwriters  delivered four copies of such  materials  to counsel  for the  Company on behalf of the  Company and one copy of such  materials to the Company at the address  specified in Section 12 hereof no later than 10:30
                  a.m.,  Eastern time, on the first  business day following the date on which such  materials  were initially provided to a potential investor;

         (ii)     the  Computational  Materials  (either in original,  aggregated or  consolidated  form),  Collateral  Term
                  Sheets  and  ABS  Term  Sheets  furnished  to  the  Company  pursuant  to  Section  11(a)  or  as contemplated  in Section  11(b)(i)  constitute  all of the  materials  furnished  to  prospective investors by the  Underwriters  (whether in written,  electronic  or other  format)  prior to the time of delivery  thereof to the Company with  respect to the Offered  Notes in  accordance  with the No-Action  Letters,  and such  Computational  Materials,  Collateral Term Sheets and ABS Term
                  Sheets comply with the requirements of the No-Action Letters;

         (iii)    except as resulting  directly from any Collateral  Error, on the respective  dates any such  Computational
                  Materials,  Collateral  Term Sheets and/or ABS Term Sheets with respect to the Offered Notes were last furnished to each  prospective  investor and on the date of delivery  thereof to the Company pursuant to this Section 11 and on the Closing Date,  such  Computational  Materials,  Collateral
                  Term  Sheets  and/or ABS Term  Sheets did not and will not  include  any  untrue  statement  of a material fact, or, when read in conjunction  with the  Prospectus,  omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (iv)     all  Computational  Materials,  Collateral  Term Sheets and ABS Term Sheets  contained  and will contain a legend,  prominently  displayed on the first page thereof, to the effect that the Company has not
                  prepared,   reviewed  or  participated  in  the  preparation  of  such  Computational  Materials,
                  Collateral Term Sheets or ABS Term Sheets,  is not  responsible for the accuracy  thereof and has not authorized the dissemination thereof;

         (v)      all Collateral  Term Sheets with respect to the Offered Notes furnished to potential  investors  contained and will contain a legend,  prominently displayed on the first page thereof,  indicating that the information  contained  therein will be  superseded  by the  description  of the  Mortgage  Loans contained in the Prospectus  and, except in the case of the initial  Collateral Term Sheet,  that such information supersedes the information in all prior Collateral Term Sheets; and

         (vi)     on and after the date  hereof,  the  Underwriters  shall not  deliver or  authorize  the  delivery  of any
                  Computational  Materials,  Collateral Term Sheets, ABS Term Sheets or other materials relating to the Offered Notes  (whether in written,  electronic  or other  format) to any potential  investor unless such  potential  investor has  received a  Prospectus  prior to or at the same time as the delivery  of such  Computational  Materials,  Collateral  Term  Sheets,  ABS Term Sheets or other materials.

Notwithstanding   the  foregoing,   the  Underwriters  make  no  representation  or  warranty  as  to  whether  any
Computational  Materials,  Collateral Term Sheets or ABS Term Sheets included or will include any untrue  statement resulting  directly from any Collateral  Error (except any Corrected  Collateral  Error,  with respect to materials prepared  after the  receipt by the  Underwriters  from the  Company or the  Servicer  of notice of such  Corrected
Collateral Error or materials superseding or correcting such Corrected Collateral Error).

(c)      The  Underwriters  acknowledge  and agree that the Company has not  authorized  and will not authorize the distribution  of any  Computational  Materials,  Collateral  Term  Sheets  or ABS Term  Sheets  to any  prospective investor,  and agree that any  Computational  Materials,  Collateral Term Sheets or ABS Term Sheets with respect to the Offered Notes  furnished to  prospective  investors  shall include a disclaimer  as  contemplated  in paragraph
(b)(v) above. The Underwriters  agree that they will not represent to investors that any  Computational  Materials,
Collateral Term Sheets and/or ABS Term Sheets were prepared or disseminated on behalf of the Company.

(d)      If, at any time when a  prospectus  relating to the Offered  Notes is required to be  delivered  under the
Act, it shall be necessary to amend or supplement the  Prospectus as a result of an untrue  statement of a material fact  contained  in any  Computational  Materials,  Collateral  Term  Sheets  or ABS Term  Sheets  provided  by the
Underwriters  pursuant  to this  Section  11 or the  omission  to state  therein a  material  fact  required,  when considered in conjunction  with the Prospectus,  to be stated therein or necessary to make the statements  therein, when read in conjunction  with the Prospectus,  not misleading,  or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the rules  thereunder,  the Underwriters,  at their expense,  promptly will  prepare and furnish to the Company for filing with the  Commission  an  amendment  or  supplement  which will correct such statement or omission or an amendment which will effect such compliance.  The  Underwriters  represent and warrant to the Company,  as of the date of delivery of such  amendment or supplement to the Company,  that such amendment  or  supplement  will not include any untrue  statement of a material  fact or, when read in  conjunction with the  Prospectus,  omit to state a  material  fact  required  to be stated  therein  or  necessary  to make the statements  therein not  misleading.  The Company shall have no obligation to file such  amendment or supplement if the Company  determines that (i) such amendment or supplement  contains any untrue statement of a material fact or, when read in  conjunction  with the  Prospectus,  omits to state a material fact  required to be stated  therein or necessary to make the statements  therein not  misleading;  it being  understood,  however,  that the Company shall have no  obligation  to review or pass upon the  accuracy or  adequacy  of, or to correct,  any such  amendment  or supplement  provided by the  Underwriters to the Company  pursuant to this paragraph (d) or (ii) such filing is not required under the Act.

(e)      The Underwriters  (at their own expense) further agree to provide to the Company any accountants’  letters obtained  relating  to  the  Computational  Materials,  Collateral  Term  Sheets  and/or  ABS  Term  Sheets,  which accountants’  letters shall be addressed to the Company or shall state that the Company may rely thereon;  provided that the Underwriters shall have no obligation to procure such letter.

SECTION 12.       Notices.  All  notices  and  other  communications  hereunder  shall be in  writing  and shall be deemed to have been duly given if mailed or  transmitted by any standard form of  telecommunication.  Notice to the
Underwriters  shall be  directed to  _________,  [address],  Attention:  _______;  notices to the Company  shall be directed to it at Wachovia Asset Funding Trust,  LLC,  [address],  Attention:  General  Counsel and Chief Financial
Officer; and notices to the Servicer shall be directed to _________, [address], Attention: _______.

SECTION 13.       Parties.  This  Agreement  shall inure to the  benefit of and be binding  upon the  Company,  the
Underwriters,  the  Servicer,  any  controlling  persons  referred to herein and their  respective  successors  and assigns.  Nothing  expressed  or  mentioned  in this  Agreement is intended or shall be construed to give any other person,  firm or corporation  any legal or equitable  right,  remedy or claim under or in respect of this Agreement or any provision  herein  contained.  No purchaser of Offered Notes from the  Underwriters  shall be deemed to be a successor by reason merely of such purchase.

SECTION 14.       Applicable  Law. THIS  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF
NEW YORK,  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE  DETERMINED IN ACCORDANCE
WITH SUCH LAWS,  WITHOUT  GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (BUT WITH  REFERENCE TO SECTION 5-1401 OF
THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 15.       Reserved.

SECTION 16.       Miscellaneous.

(a)      This Agreement  supersedes all prior or  contemporaneous  agreements  and  understandings  relating to the subject matter hereof.

(b)      Neither this Agreement nor any term hereof may be changed,  waived,  discharged or terminated  except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

(c)      This  Agreement  may be signed in any number of  counterparts  each of which shall be deemed an  original, which taken together shall constitute one and the same instrument.

(d)      The headings of the Sections of this  Agreement  have been inserted for  convenience of reference only and shall not be deemed a part of this Agreement.

         If the foregoing is in accordance  with your  understanding  of our agreement,  please sign this Agreement and return it to us.

                                                              Very truly yours,

                                                              WACHOVIA ASSET FUNDING TRUST, LLC

                                                              By:_______________________________________________
                                                                  Name:
                                                                  Title:
The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above.

[NAME OF LEAD UNDERWRITER]
     Acting   on  behalf  of  itself
     and  as the  Representative  of
     the Underwriters

By:_______________________________________________
     Name:
     Title:

Solely for purposes of Sections 6, 8, 9, 10 and 12-15:

[NAME OF SERVICER],
     as Servicer

By:_______________________________________________
     Name:
     Title:

                                                    SCHEDULE I

Offered Notes:  Asset-Back Notes, Series [_____], Class __.

Registration Statement File Number: 333-______.

Initial Principal Amount of Offered Notes:

            Class                                           Initial Note Balance
_____________________________________                 ____________________________________________________________________________
       Class __                                              $_______

Classes of Book-Entry
Notes:                                                       Class __.

Description of Mortgage Loans:                               Fixed-rate and adjustable-rate one-to-four-family
                                                             residential mortgage loans having an aggregate principal
                                                             balance as of the Cut-Off Date of approximately $_______.

Denominations:                                               The Offered Notes listed above under Book-Entry Notes will be issued in book-entry form.  Each such Note will be
                                                             evidenced by one or more notes registered in the name of
                                                             Cede & Co. (“Cede”) in the aggregate amount equal to the
                                                             Initial Note Balance of such Class.  Interests in such
                                                             Classes of Offered Notes issued in the name of Cede may be purchased by investors in minimum denominations of $_______
                                                             and integral multiples of $_______.

Cut-Off Date:                                                _____ __, 200_

Note Ratings:

                  Class __

S&P                      Moody’s
____                     ________

                                                                                   Amount of Series [_____],
        Underwriter                                                             Class __ Notes to be Purchased
                                                                  _____________________________________________________________
        ______________                                                                          $_______
                                                                                                $_______
                                                                                                $_______

Purchase Price Percentage:
                  Class __ Notes                             _____%